CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Earle A. Malm II, President of HighMark Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  APRIL 3, 2009                 /S/ EARLE A. MALM II
     -----------------------         -------------------------------------------
                                      Earle A. Malm II, President
                                     (principal executive officer)

I,  Colleen   Cummings,   Chief   Financial   Officer  of  HighMark  Funds  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  APRIL 3, 2009                  /S/ COLLEEN CUMMINGS
     -----------------------          ------------------------------------------
                                      Colleen Cummings, Chief Financial Officer
                                      (principal financial officer)